Taxes on Income - Summary of Components of the Company's Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Net operating loss carryforward	$ 37,636	$ 20,453
Research and development costs carryforward	15,997	13,835
Accrued Expenses	446	198
Share-based compensation	23	23
Other	27	11
Gross deferred tax assets	54,129	34,520
Valuation allowance	(54,117)	(34,520)
Deferred tax liabilities:
Property and equipment	(12)	(11)
Net deferred tax	$ 0	$ 0